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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    November 17, 2004
                                                        -----------------------

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


           000-50249                                    52-2298116
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   (Commission File Number)                    (IRS Employer Identification No.)



 50 Rockefeller Plaza, New York, NY                         10020
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  (Address of Principal Executive Offices)                 (Zip Code)


                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                       Section 2 - Financial Information

Item 2.06.      Material Impairments

On November 17, 2004 the Registrant's Operating Committee approved a plan to sell a property located in Miami, Florida. The Registrant has signed a letter of intent with a third party to sell the Miami property for $20,500,000. The letter of intent provides for a 90 day due diligence period for the buyer. As such, there is no assurance that the proposed sale will be completed.

In connection with its decision to sell the Miami property, the Registrant has determined that the property is impaired and expects to record an impairment charge of approximately $5,000,000 for the quarter ending December 31, 2004.

In March 2003, the Registrant purchased land in Miami, Florida for $15,423,000, including certain capitalized costs, and entered into construction agency and net lease agreements with Transworld Center, Inc. ("Transworld"). The construction and lease obligations are unconditionally guaranteed by nine of Transworld's affiliates. In October 2003, a lease with an initial term of 20 years was to commence. In November 2003, Transworld notified the Registrant that it would not occupy the property. The Registrant substantially completed construction of the property in July 2004 and placed the property into service at that time. Capitalized costs to date are equal to $24,054,000 and additional costs to complete construction and fund estimated closing costs on the sale of the property will approximate $1,500,000.

The Registrant is attempting to enforce its rights under the Transworld lease and is currently pursuing litigation against Transworld.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CORPORATE PROPERTY ASSOCIATES 15
                        INCORPORATED



                        By:  /s/ Claude Fernandez
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                             Claude Fernandez,
                             Managing Director and Chief Accounting Officer (Principal Accounting Officer)


Date:  November 23, 2004